EXHIBIT 10.34

                                 PROMISSORY NOTE


$4,000,000.00
Dated: as of January 19, 2006

         1. PRINCIPAL. FOR VALUE RECEIVED, the undersigned, Tarrant Apparel Group, a California corporation (referred to as "Borrower"), hereby promises to pay to the order of Max Azria, an individual ("Lender") the principal sum of Four Million United States Dollars and No Cents (U.S.$4,000,000.00) (the "Loan") with interest from the date of disbursement thereof on the unpaid principal at the rate of five and a half percent (5.50%) per annum.

         2. PAYMENT, MATURITY DATE. Unless accelerated pursuant to the terms of this Note, the unpaid principal balance of this Note, together with all unpaid interest accrued thereon, and all other amounts payable by Borrower under the terms of this Note shall be due and payable in twenty (20) weekly installments of Two Hundred Thousand Dollars ($200,000) plus interest beginning on March 1, 2006 and continuing each Wednesday thereafter (unless Wednesday is a bank holiday in which case the payment will be due on the following bank business day) until paid in full.

                  All interest due hereunder shall be computed on the basis of a year of 365 days, simple interest, for the actual number of days elapsed.

                  All payments received by Lender under this Note shall be credited first to any charges or other expenses for which Lender is entitled to payment hereunder, next to accrued but unpaid interest, and third to unpaid principal.

         3. MANNER OF PAYMENT. Principal and interest on the Loan, and all other amounts payable hereunder, is payable in lawful currency of the United States of America in immediately available funds at Lender's address of 2761 Fruitland Avenue, Vernon, California 90058, payable to Lender.

         4.       EVENT OF DEFAULT/REMEDIES.

                  (a) EVENTS OF DEFAULT. Any of the following events shall constitute an Event of Default:

                           (i)      breach  by  Borrower  of any  of  Borrower's
obligations or covenants under this Note;  provided that Borrower shall have ten
(10) days from the date of any failure to perform any of its obligations or covenants under this Note not involving the payment of money to Lender, within which to cure said failure; or

                           (ii)     Borrower (A) becomes  insolvent or admits in
writing Borrower's inability to pay Borrower's debts as they mature, (B) makes any assignment for the benefit of creditors, or (C) applies for or consents to the appointment of a receiver or trustee for Borrower or for a substantial part of Borrower's property or business, or a receiver or trustee otherwise is appointed and is not discharged within thirty (30) days after such appointment; or

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                           (iii)    any   of   Borrower's   representations   or
warranties made herein or in any statement or certificate at any time given by Borrower pursuant hereto or in connection herewith is false or misleading in any material respect; or

                           (iv)     any bankruptcy,  insolvency,  reorganization
or liquidation proceeding or other proceeding for relief under any bankruptcy law or any law for the relief of debtors is instituted by or against Borrower.

                  (b) REMEDIES. Upon the occurrence and during the continuance of an Event of Default described in Subsections 4(a)(ii) or 4(a)(iv) above, all indebtedness under this Note shall automatically be immediately due and payable. In addition, Lender, at its option, and without notice to Borrower, may take one or more of the actions described below. Upon the occurrence and during the continuance of any other Event of Default, Lender at its option and, unless otherwise specified below, without notice to Borrower, may do any one or more of the following:

                           (i)      declare  all  indebtedness  under  this Note
immediately due and payable and credit any sums received thereafter in such manner as it elects upon such indebtedness; provided, however, that such application of sums so received shall not serve to waive or cure any default existing under this Note nor to invalidate any notice of default or any act done pursuant to such notice and shall not prejudice any rights of Lender; and

                           (ii)     exercise  any  or  all  rights  provided  or
permitted by law or granted pursuant to this Note in such order and in such manner as Lender may, in its sole judgment, determine.

                  (c) NO WAIVER OF REMEDIES. No waiver of any breach of or default under any provision of this Note shall constitute or be construed as a waiver by Lender of any subsequent breach of or default under that or any other provision of this Note.

                  (d) REMEDIES NOT EXCLUSIVE. No remedy herein conferred upon Lender is intended to be exclusive of any other remedy herein or in any other agreement between the parties hereto or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute.

         5. DEFAULT RATE. Any amounts not paid when due shall thereafter bear interest at a rate per annum equal to the interest rate set forth in
Section 1 above, plus two percent (2%), not to exceed the maximum rate permitted by applicable law.

         6. WAIVER. Borrower hereby waives any right of offset Borrower may now or hereafter have against Lender, and Borrower hereby also waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this


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Note and  expressly  agrees that,  without in any way affecting the liability of
Borrower hereunder, Lender may extend any maturity date or the time for payment of any installment due hereunder, accept additional security, release any party liable hereunder and release any security now or hereafter securing this Note. Borrower further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note.

         7. JURISDICTION. For any action related to the judicial enforcement or interpretation of this Note, Borrower expressly submits to the nonexclusive jurisdiction of the state or federal courts located in the County of Los Angeles in the State of California at the election of Lender, which election may be made from time to time.

         8. WAIVER OF JURY TRIAL. BORROWER HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, OR ANY DEALINGS RELATING TO THE SUBJECT MATTER OF THIS NOTE AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower acknowledges that this waiver is a material inducement to Lender to make the Loan and that Lender has already relied on this waiver in entering into this transaction, and that Lender will continue to rely on this waiver in its related future dealings. Borrower further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING THERETO. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         9. LEGAL FEES. Borrower agrees to pay all costs and expenses, including without limitation attorneys' fees actually incurred by Lender in connection with the enforcement of any obligation of Borrower under this Note.

         10. SEVERABILITY. In case any term or any provision of this Note shall be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         11.      HEADINGS.   Headings  used  in  this  Note  are  inserted  for
convenience only and shall not be deemed to constitute a part hereof.


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         12.      GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of California.

Borrower:

Tarrant Apparel Group


By:  /S/ GERARD GUEZ
    ------------------------------
Gerard Guez, Chairman of the Board


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